As filed with the Securities and Exchange Commission on October 24, 2006

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2006
FIRST CHARTER CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
(Address, including zip code, of principal executive offices)
(704) 688-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
     The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”
     On October 23, 2006, First Charter Corporation announced its financial results for the three and nine-month periods ended September 30, 2006. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     On October 24, 2006, as previously announced, the First Charter executive management team will review and discuss the Corporation’s third quarter 2006 financial results. The slide package prepared for use by the First Charter Corporation executive management team at this presentation is available at First Charter Corporation’s website, www.firstcharter.com, and is also furnished herewith as Exhibit 99.2. In addition, all of the information in the presentation is presented as of October 23, 2006, and First Charter Corporation does not assume any obligation to update such information in the future.
     The information included in Items 2.02 and 7.01, as well as Exhibits 99.1 and 99.2 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 8.01 Other Events
     For the purposes of Rule 425 of the Securities Act of 1933, as amended, the information in the slide package included herewith as Exhibit 99.2 relating solely to the strategic merger between First Charter and GBC Bancorp, Inc. (“GBC”) is being filed under this Item 8.01.
Additional Information
     First Charter has filed a Registration Statement on Form S-4/A (File No. 333-135847), which includes a definitive Proxy Statement/Prospectus relating to the merger with GBC and both companies will file other relevant documents regarding this transaction with the Securities and Exchange Commission (the “SEC”). The Registration Statement has been declared effective by the SEC, and GBC has mailed a definitive Proxy Statement/Prospectus to its shareholders. You are urged to read the Registration Statement, the definitive Proxy Statement/Prospectus and any other relevant documents filed with the SEC as they become available, as well as any amendments or supplements to those documents, because they will contain important information.
     You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from First Charter’s website (www.firstcharter.com) under the tab “About First

Charter” and then under the heading “Investor Relations” and then under the heading “Financial Reports” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from GBC’s website (www.gwinnettbanking.com) under the tab “Investor Relations.”
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
99.1	News Release disseminated on October 23, 2006 by First Charter Corporation

99.2	Slide Package prepared for use by the First Charter Corporation executive management team for the third quarter 2006 earnings conference call held on October 24, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHARTER CORPORATION
By:	/s/ Charles A. Caswell
Charles A. Caswell
Executive Vice President and Chief Financial Officer

Dated: October 23, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release disseminated on October 23, 2006 by First Charter Corporation

99.2	Slide Package prepared for use by the First Charter Corporation executive management team for the third quarter 2006 earnings conference call held on October 24, 2006